UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2015

Point.360
(Exact name of registrant as specified in its charter)

California	0-21917	01-0893376
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2701 Media Center Dr. Los Angeles, California		90065
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 565-1400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. TERMINATION OF A MATERIAL AGREEMENT.

Point.360 (the “Company”) entered into a real property lease termination agreement dated February 24, 2015 for identification purposes only, and effective as of February 28, 2015, with respect to a Standard Industrial / Commercial Multi-Tenant Lease-Net (West Los Angeles facility) dated March 17, 2004 between the Company and Martin Shephard, as co-Trustee of the Shephard Family Trust of 1988. There were no penalties associated with the termination of the lease. The Company consolidated its West Los Angeles operations into its Burbank and Media Center (Los Angeles) locations.

9.01. FINANCIAL STATEMENTS AND EXHIBITS.

10.1 Lease Termination Agreement dated February 24, 2015 for identification purposes only, and effective as of February 28, 2015, between the Company and Martin Shephard, as co-Trustee of the Shephard Family Trust of 1988.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

March 4, 2015	By:	/s/ Alan R. Steel
Name: Alan R. Steel
Title: Executive Vice President
Finance and Administration
Chief Financial Officer

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